EXHIBIT 10.6

                                                                818 FIFTH AVENUE

ROBERT H. GREENE REAL ESTATE, INC / (415) 456-5323    FAX    456-1531

                            SECOND ADDENDUM TO LEASE

                                                            SAN RAFAEL, CA 94901

Dated February 21, 1992 between Harbor Drive Associates, Lessor and Charles F. Willis Company, Lessee for the premises at 180 Harbor Drive, Suite 200, Sausalito, California.

It is agreed between the parties that the above referenced lease is to be amended and the Second Addendum to the original lease be incorporated as follows:

1. The lease term shall be extended for the period of one year commencing March 15, 1994 and terminating March 14, 1995.

2. The new monthly rental rate shall be $5,280 plus CAM at the same rate of $396 for a total of $5676.00 per month.

3. An additional security deposit of $165.00 to be paid to Lessor upon execution of this Addendum equal to one month's rent.

All other terms and conditions of the above referenced Lease not in conflict with these terms shall remain in full force and effect during the term of this Lease.

                                   LESSEE: CHARLES F. WILLIS COMPANY

Dated: 1-18-94                     /s/ Charles F. Willis, President
                                   ---------------------------------
                                   By: Charles F. Willis, President



                                   LESSOR: HARBOR DRIVE ASSOCIATES

Dated: 1-14-94                     /s/ Robert B. Greene
                                   --------------------------------
                                   By: Robert B. Greene, President JBNH CORP.

COMMERCIAL AND INVESTMENT BROKERS / LEASING AND SALES / DEVELOPMENT /
                                                          MANAGEMENT SPECIALISTS

                                                                818 FIFTH AVENUE

ROBERT H. GREENE REAL ESTATE, INC / (415) 456-5323 FAX 456-1531

                            THIRD ADDENDUM TO LEASE
                                                            SAN RAFAEL, CA 94901

Dated on or about February 21, 1992 between Harbor Drive Associates, Lessor and Charles F. Willis Company, Lessee for the premises at 180 Harbor Drive, Suite 200, Sausalito, California.

It is agreed between the parties that the above referenced Lease is to be amended and the Third Addendum to the original Lease be incorporated as follows:

1. The Lease term shall be extended for a one year period commencing March 15, 1995 and terminating March 14, 1996.

2. The new monthly  rental rate shall be increased 5 cents per square foot ( see
Article 31 Option to Renew of the original Lease) over the last month's rent or $165.00 for a total monthly rental rate of $5,841.00 including CAM.

3. An additional security deposit of $165 to be paid upon the execution of this Third Addendum

4. Lessor at Lessor's sole expense will clean Lessee's carpet upon execution of this addendum. All other work done at Lessee's expense.

All other terms and conditions of the above referenced Lease not in conflict with these terms shall remain in full force and effect during the term of this Lease.

                                   LESSEE: CHARLES F. WILLIS COMPANY

Dated: 2-21-95                     /s/ Charles F. Willis, President
                                   ---------------------------------
                                   By: Charles F. Willis, President



                                   LESSOR: HARBOR DRIVE ASSOCIATES

                                   --------------------------------
Dated:                             By: Robert B. Greene, President JBNH Corp.,
                                       General Partner, Harbor Drive Associates

COMMERCIAL AND INVESTMENT BROKERS / LEASING AND SALES / DEVELOPMENT /
                                                          MANAGEMENT SPECIALISTS

                            FOURTH ADDENDUM TO LEASE

Lease dated on or about February 21, 1992 between HARBOR DRIVE ASSOCIATES, Lessor and CHARLES F. WILLIS COMPANY, Lessee for the premises at 180 Harbor Drive, Suite 200, Sausalito, California.

It is agreed between the parties that the above referenced Lease shall be amended as follows:

     1. Suite 204 existing of approximately 280 sq. ft. shall be added to the existing square footage of 3300.

     2. The lease term shall be on a month-to-month basis effective December l, 1995.

     3. The rental rate shall be $490.00 per month, including Common area maintenance and utilities.

     4.  Lessor shall waive the Security Deposit for this Suite.

     5. Lessee to give Lessor 30 day written notice shall he intend to vacate this Suite.

All other terms and conditions of the above referenced Lease not in conflict with these terms shall remain in full force and effect.

                                   LESSEE: CHARLES F. WILLIS COMPANY

Date: 12-15-95                     /s/ Charles F. Willis, President
                                   ---------------------------------
                                   By: Charles F. Willis, President


                                   LESSOR: HARBOR DRIVE ASSOCIATES

Date:
                                   --------------------------------
                                   By: Robert B. Greene, General Partner

                                                                818 FIFTH AVENUE

ROBERT H. GREENE REAL ESTATE, INC / (415) 456-5323 FAX 456-1531

                             FIFTH ADDENDUM TO LEASE
                                                            SAN RAFAEL, CA 94901

Dated on or about February 21, 1992 between Harbor Drive Associates, Lessor and Charles F. Willis Company, Lessee for the premises at 180 Harbor Drive, Suite 200, Sausalito, California.

It is agreed between the parties that the above referenced Lease is to be amended and the FIFTH Addendum to the original Lease be incorporated as follows:

2. The lease term for Suite 200 (3300 sq. ft.) shal1 be extended for one year commencing March 15, 1996 and terminating March 14, 1997

3. The new monthly rental rate for Suite 200 shall be increased 5 cents per square foot ( see Article 31 Option to Renew of the original Lease) over the last month's rent or $165.00 for a monthly rental rate of $6,006.00 including CAM.

3. An additional security deposit of $165 to be paid upon the execution of this Addendum.

4. The total monthly rental rate for all Willis suites (200, 204) is $6,496.00. (6,006+490 = $6,496.00).

All other terms and conditions of the above referenced Lease not in conflict with these terms shall remain in full force and effect during the term of this Lease.

                                   LESSEE: CHARLES F. WILLIS COMPANY

Dated: 2-26-96                     /s/ Charles F. Willis, President
                                   ---------------------------------
                                   By: Charles F. Willis, President


                                   LESSOR: HARBOR DRIVE ASSOCIATES

Dated: 3-4-96                      /s/ Robert B. Greene
                                   --------------------------------
                                   By: Robert B. Greene, President JBNH Corp.
                                   General Partner, Harbor Drive Associates

COMMERCIAL AND INVESTMENT BROKERS / LEASING AND SALES  / DEVELOPMENT /
                                                          MANAGEMENT SPECIALISTS

                                                                818 FIFTH AVENUE

BERT H. GREENE REAL ESTATE, INC / (415) 456-5323 FAX 456-1531

                                                            SAN RAFAEL, CA 94901
                             SIXTH ADDENDUM TO LEASE

Dated on or about February 21, 1992 between Harbor Drive Associates, Lessor and Charles F. Willis Company, Lessee for the premises at 180 Harbor Drive, Suite 200, Sausalito, California.

It is agreed between the parties that the above referenced Lease is to be amended and the SIXTH Addendum to the original Lease be incorporated as follows:

1. Suite 204A consisting of approximately 420 sq. ft. shall be added to the existing lease. The lease term for suite 204A shall begin when Lessee vacates suite 204 and run consecutively with the lease term of Suite 200 which terminates March 14, 1997.

2. The monthly rental rate for suite 204A shall be $1.82 per sq. ft. or $$764.40 per month.

3. An additional security deposit of $764.40 to be paid to Lessor upon the execution of this Addendum to equal one month's rent.

4.   The total monthly rental rate for all Willis Co. suites is now $6,770.40.

All other terms and conditions of the above referenced Lease not in conflict with these terms shall remain in full force and effect during the term of this Lease.
                                   LESSEE: CHARLES F. WILLIS

Dated: 6-17-96                     /s/ Charles F. Willis, President
                                   ---------------------------------
                                   By: Charles F. Willis, President


                                   LESSOR: HARBOR DRIVE ASSOCIATES

Dated: 6-17-96                      /s/ Robert B. Greene
                                   --------------------------------
                                   By: Robert B. Greene, President JBNH Corp.
                                   General Partner, Harbor Drive Associates

COMMERCIAL AND INVESTMENT BROKERS / LEASING AND SALES  / DEVELOPMENT /
                                                          MANAGEMENT SPECIALISTS

                                                                818 FIFTH AVENUE

BERT H. GREENE REAL ESTATE, INC / (415) 456-5323 FAX 456-1531

                                                            SAN RAFAEL, CA 94901

                                SEVENTH ADDENDUM

To the Lease dated on or about February 21, 1992 by and between HARBOR DRIVE ASSOCIATES, Lessor and CHARLES F. WILLIS CO., Lessee for the premises at 180 Harbor Drive, Suite 200, Sausalito, CA.

It is agreed between the parties that the Lease shall be amended as follows:

     1. Suite 204 consisting of approximately 280 sq. ft. shall be added to the exiting Lease. The Lease term shall begin on February 1l, 1997 and run consecutively with the Lease for suite 200.

     2. The monthly lease rate for Suite 204 shall be $1.87 sq. ft. or $523.60 per month.

     3. An additional security deposit of $523.60 to be paid to Lessor upon execution of this Seventh Addendum to equal one month's rent.

     4. The total monthly rental rate for all Willis Co. suites including suites 200,205-207, 204A and 204 is now $10,284. Suites 200 and 204A are due for a
     5 cents a sq. ft. increase effective March 15, 1997.

     All other terms and conditions of the above referenced Lease not in conflict with the terms of this Seventh Addendum shall remain in full force and effect during the term of this Lease.

LESSEE: CHARLES F. WILLIS COMPANY

Dated: FEB. 14, 1997           By:  /s/ Charles F. Willis, President
                                   ---------------------------------
                                       Charles F. Willis, President


LESSOR: HARBOR DRIVE ASSOCIATES

Dated: FEB. 14, 1997           By:     /s/ Robert B. Greene
                                   --------------------------------
                                   Robert B. Greene, General Partner

COMMERCIAL AND INVESTMENT BROKERS / LEASING AND SALES  / DEVELOPMENT /
                                                          MANAGEMENT SPECIALISTS